EXHIBIT 99.1



Contact:        Neal A. Petrovich - (434) 773-2242
                Senior Vice President and Chief Financial Officer

Distribute:     PR Newswire, Virginia State/Local Newslines

July 21, 2004   Traded: NASDAQ National Market          Symbol: AMNB


           AMERICAN NATIONAL BANKSHARES INC. REPORTS EARNINGS INCREASE
           -----------------------------------------------------------


     FOR IMMEDIATE RELEASE (Danville, Virginia) -- American National Bankshares Inc. reported second quarter 2004 earnings of $2.424 million, which represents income of $0.43 per share. During the same period in 2003, the Corporation earned $2.308 million, or $0.40 per share. The annualized return on average equity (ROE) for the quarter was 13.51%, compared to 13.14% in the second quarter of 2003. The annualized return on average assets (ROA) was 1.52% for the second quarter, compared with 1.49% in the year-earlier quarter.

     For the first six months of 2004, earnings were $4.894 million, compared to $4.642 million for the first six months of 2003, an increase of 5.4%. Diluted earnings per share increased 7.5%, from $0.80 in 2003 to $0.86 in 2004. ROE was 13.57% for the first half of 2004, compared with 13.18% for the comparable 2003 period.

     The growth in second quarter earnings was fueled by increases in non-interest income, which advanced $430,000, or 26.6%, from the second quarter of 2003 to 2004. This increase is attributable to growth in deposit service charges, trust and investment management, mortgage banking income, and a gain on the sale of real estate. Non-interest expense increased only 1.7% during this period.

     Total assets averaged $637.9 million during the second quarter of 2004, up 2.8% from the second quarter of 2003. While average total deposits increased only 1.7% during this period, demand and savings accounts grew 12.9%. Average loans declined 5.1%, due primarily to pay downs of participation loans.

     "Our focus on growing non-interest income and controlling expenses during this period of low interest rates and below-average loan growth produced good results in the second quarter," stated Charles H. Majors, President and Chief Executive Officer. "I am also pleased with the growth in demand and savings deposits, which reflects our effort to build long-term customer relationships.

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Additionally, our balance sheet is positioned to benefit from the recent quarter-point prime rate increase. Looking forward, we will focus on growing the loan portfolio through our business development efforts and our recent expansion into the Greensboro, North Carolina area."

     Nonperforming assets totaled $4.3 million at June 30, 2004, up from $3.0 million one year earlier. Two commercial relationships accounted for the majority of this increase. "New credit policies and loan review procedures implemented in 2003 will better enable us to manage our loan portfolio risks and maintain strong credit quality as we grow," stated Majors.

     American National Bankshares Inc. is the holding company of American National Bank and Trust Company, a community bank with fourteen offices in Danville, Chatham, Collinsville, Gretna, Martinsville, Henry County, and South Boston, Virginia, and Yanceyville, North Carolina. Services are also provided through eighteen ATMs, "AmeriLink" internet banking, and our 24-hour "Access American" phone banking. Banking subsidiaries include ANB Mortgage Corp. (secondary mortgage origination), ANB Investor Services (retail brokerage) and ANB Insurance Services (full-service insurance agency). Additional information is available on our website at www.amnb.com. The shares of American National Bankshares Inc. are traded on the NASDAQ National Market under the symbol "AMNB".


     This press release may contain "forward-looking statements," within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the Corporation and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario: significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the Corporation's most recent Form 10-K report and other documents filed with the Securities and Exchange Commission. American National Bankshares Inc. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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
                                          Consolidated Balance Sheets
                                American National Bankshares Inc. and Subsidiary
                                                  (In Thousands)
                                                    Unaudited
------------------------------------------------------------------------------------------------------------
                                                                                          June 30
                                                                                ----------------------------
                                                                                     2004            2003
                                                                                ------------     -----------
ASSETS

Cash and due from banks.........................................................$   14,829       $   12,039
Interest-bearing deposits in other banks........................................     1,097            7,953

Securities:
  Securities available for sale.................................................   180,052          140,550
  Securities held to maturity...................................................    19,528           24,105
                                                                                -----------      -----------
  Total securities..............................................................   199,580          164,655
                                                                                -----------      -----------

Loans held for sale.............................................................     1,059            2,106

Loans, net of unearned income ..................................................   400,613          432,647
Less allowance for loan losses..................................................    (5,457)          (5,991)
                                                                                -----------      -----------
  Net loans.....................................................................   395,156          426,656
                                                                                -----------      -----------

Bank premises and equipment, net................................................     7,710            7,930
Core deposit intangibles, net...................................................       709            1,159
Accrued interest receivable and other assets....................................    10,431            8,802
                                                                                -----------      -----------
  Total assets..................................................................$  630,571       $  631,300
                                                                                ===========      ===========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities:
  Demand deposits -- non-interest bearing.......................................$   75,121       $   68,166
  Demand deposits -- interest bearing...........................................    71,071           60,943
  Money market deposits.........................................................    50,434           44,634
  Savings deposits..............................................................    84,393           81,840
  Time deposits.................................................................   203,878          234,588
                                                                                -----------      -----------
  Total deposits................................................................   484,897          490,171
                                                                                -----------      -----------

  Repurchase agreements.........................................................    47,911           46,062
  FHLB borrowings...............................................................    23,763           21,500
  Accrued interest payable and other liabilities................................     3,341            3,269
                                                                                -----------      -----------
  Total liabilities.............................................................   559,912          561,002
                                                                                -----------      -----------

Shareholders' equity:
  Common stock, $1 par, 10,000,000 shares authorized,
    5,593,430 shares outstanding at June 30, 2004 and
    5,680,909 shares outstanding at June 30, 2003...............................     5,593            5,681
  Capital in excess of par value................................................     9,446            9,407
  Retained earnings.............................................................    56,620           53,396
  Accumulated other comprehensive income (loss), net............................    (1,000)           1,814
                                                                                -----------      -----------
  Total shareholders' equity....................................................    70,659           70,298
                                                                                -----------      -----------
  Total liabilities and shareholders' equity....................................$  630,571       $  631,300
                                                                                ===========      ===========


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
                                        Consolidated Statements of Income
                                American National Bankshares Inc. and Subsidiary
                                                  (In Thousands)
                                                    (Unaudited)
---------------------------------------------------------------------------------------------------------
                                                                                Three Months Ended       Six Months Ended
                                                                                     June 30                 June 30
                                                                                ------------------      -------------------
                                                                                  2004      2003          2004      2003
                                                                                --------  --------      --------  --------
Interest Income:
  Interest and fees on loans....................................................$  5,572  $  6,508      $ 11,313  $ 13,067
  Interest on deposits in other banks...........................................      13        11            44        36
  Income on securities:
    Federal agencies............................................................     835       511         1,657     1,060
    Mortgage-backed.............................................................     233       385           466       839
    State and municipal.........................................................     525       515         1,037       984
    Other ......................................................................     232       305           474       651
                                                                                --------   -------      --------  --------
    Total interest income.......................................................   7,410     8,235        14,991    16,637
                                                                                --------   -------      --------  --------
Interest Expense:
  Interest on deposits:
    Demand......................................................................      61        61           120       129
    Money market................................................................      92       125           194       264
    Savings.....................................................................     104       212           213       437
    Time........................................................................   1,233     1,677         2,560     3,397
  Interest on repurchase agreements.............................................     124       135           251       260
  Interest on other borrowings..................................................     250       248           491       490
                                                                                --------   -------      --------  --------
    Total interest expense......................................................   1,864     2,458         3,829     4,977
                                                                                --------   -------      --------  --------
Net Interest Income.............................................................   5,546     5,777        11,162    11,660
Provision for Loan Losses.......................................................     255       255           470       495
                                                                                --------   -------      --------  --------
Net Interest Income After Provision
  For Loan Losses...............................................................   5,291     5,522        10,692    11,165
                                                                                --------   -------      --------  --------
Non-Interest Income:
  Trust and investment services.................................................     743       647         1,471     1,253
  Service charges on deposit accounts...........................................     631       541         1,205       964
  Other fees and commissions....................................................     222       210           468       438
  Mortgage banking income.......................................................     211       150           344       278
  Securities gains (losses), net................................................      14         1           119         3
  Other income..................................................................     224        66           291       141
                                                                                --------   -------      --------  --------
    Total non-interest income...................................................   2,045     1,615         3,898     3,077
                                                                                --------   -------      --------  --------
Non-Interest Expense:
  Salaries......................................................................   1,846     1,754         3,614     3,475
  Pension and other employee benefits...........................................     412       522           834       970
  Occupancy and equipment.......................................................     647       640         1,264     1,281
  Core deposit intangible amortization .........................................     113       113           225       225
  Other expenses................................................................     931       853         1,813     1,740
                                                                                --------   -------      --------  --------
    Total non-interest expense..................................................   3,949     3,882         7,750     7,691
                                                                                --------   -------      --------  --------
Income Before Taxes.............................................................   3,387     3,255         6,840     6,551
Income Tax Provision............................................................     963       947         1,946     1,909
                                                                                --------   -------      --------  --------
Net Income......................................................................$  2,424   $ 2,308      $  4,894  $  4,642
                                                                                ========   =======      ========  ========

---------------------------------------------------------------------------------------------------------------------------
Net Income Per Common Share:
  Basic.........................................................................$    .43   $   .40      $    .87  $    .81
  Diluted.......................................................................$    .43   $   .40      $    .86  $    .80


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
Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands, except per share data)

                                                  Three Months Ended                       Six Months Ended
                                                       June 30                                  June 30
                                               ------------------------                 ------------------------
                                                   2004         2003      Change            2004         2003      Change
                                               -----------  -----------  --------       -----------  -----------  --------
EARNINGS
  Interest income                              $    7,410   $    8,235    (10.0)%       $   14,991   $   16,637     (9.9)%
  Interest expense                                  1,864        2,458    (24.2)             3,829        4,977    (23.1)
  Net interest income                               5,546        5,777     (4.0)            11,162       11,660     (4.3)
  Provision for loan losses                           255          255        -                470          495     (5.1)
  Noninterest income                                2,045        1,615     26.6              3,898        3,077     26.7
  Noninterest expense                               3,949        3,882      1.7              7,750        7,691       .8
  Income taxes                                        963          947      1.7              1,946        1,909      1.9
  Net income                                        2,424        2,308      5.0              4,894        4,642      5.4

PER COMMON SHARE
  Earnings per share - basic                   $      .43   $      .40      7.5 %       $      .87   $      .81      7.4 %
  Earnings per share - diluted                        .43          .40      7.5                .86          .80      7.5
  Cash dividends paid                                 .20          .19      5.3                .39          .37      5.4
  Book value                                                                                 12.64        12.37      2.2
  Closing market price                                                                       21.78        25.96    (16.1)

FINANCIAL RATIOS
  Return on average assets                           1.52 %       1.49 %      3 bp            1.53 %       1.52 %      1 bp
  Return on average shareholders' equity            13.51        13.14       37              13.57        13.18       39
  Average equity to average assets                  11.25        11.32       (7)             11.28        11.50      (22)
  Net interest margin (FTE)                          3.80         4.07      (27)              3.82         4.15      (33)
  Efficiency ratio                                  51.26        50.66       60              50.48        50.44        4

PERIOD END BALANCES
  Securities                                                                            $  199,580   $  164,655     21.2 %
  Loans held for sale                                                                        1,059        2,106    (49.7)
  Loans - net of unearned income                                                           400,613      432,647     (7.4)
  Assets                                                                                   630,571      631,300      (.1)
  Deposits                                                                                 484,897      490,171     (1.1)
  Repurchase agreement funding                                                              47,911       46,062      4.0
  FHLB borrowings                                                                           23,763       21,500     10.5
  Shareholders' equity                                                                      70,659       70,298       .5

AVERAGE BALANCES
  Securities                                   $  201,131   $  163,186     23.3 %       $  196,849   $  160,660     22.5 %
  Loans - net of unearned income                  405,717      427,380     (5.1)           406,881      418,970     (2.9)
  Interest-earning assets                         612,418      594,536      3.0            613,559      586,046      4.7
  Assets                                          637,890      620,486      2.8            639,356      612,118      4.4
  Interest-bearing deposits                       417,372      420,804      (.8)           421,095      416,783      1.0
  Total deposits                                  493,036      484,716      1.7            494,241      479,162      3.1
  Repurchase agreements                            47,980       39,489     21.5             48,628       37,065     31.2
  FHLB borrowings                                  22,222       22,426      (.9)            21,819       22,089     (1.2)
  Shareholders' equity                             71,755       70,268      2.1             72,105       70,414      2.4

CAPITAL
  Average shares outstanding - basic            5,610,462    5,718,821     (1.9)%        5,629,370    5,737,354     (1.9)%
  Average shares outstanding - diluted          5,657,721    5,776,591     (2.1)         5,681,795    5,796,769     (2.0)
  Shares repurchased                               43,368       65,000                      75,568      100,000
  Average price of shares repurchased          $    23.29   $    24.58                  $    24.12   $    24.86



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

Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands, except per share data)

                                                  Three Months Ended                       Six Months Ended
                                                       June 30                                  June 30
                                               ------------------------                 ------------------------
                                                   2004         2003      Change            2004         2003      Change
                                               -----------  -----------  --------       -----------  -----------  --------
ALLOWANCE FOR LOAN LOSSES
  Beginning balance                            $    5,323   $    5,771     (7.8)%       $    5,292   $    5,622     (5.9)%
  Provision for loan losses                           255          255        -                470          495     (5.1)
  Charge-offs                                        (196)        (122)    60.7               (419)        (286)    46.5
  Recoveries                                           75           87    (13.8)               114          160    (28.8)
                                               -----------  -----------   ------        -----------  -----------   ------
  Ending balance                               $    5,457   $    5,991     (8.9)%       $    5,457   $    5,991     (8.9)%

COMPOSITION OF RISK ASSETS
  Nonperforming loans:
    90 days past due                                                                    $        -   $      285   (100.0)%
    Nonaccrual                                                                               4,088        2,607     56.8
  OREO                                                                                         251          124    102.4
                                                                                        -----------  -----------   ------
  Nonperforming assets                                                                  $    4,339   $    3,016     43.9 %

ASSET QUALITY RATIOS **
  Nonperforming loans to total assets                                                          .69 %        .48 %     21 bp
  Nonperforming loans to total loans                                                          1.02          .67       35
  Allowance for loan losses to total loans                                                    1.36         1.38       (2)
  Allowance for loan losses
    to nonperforming loans                                                                    1.33 X       2.07 X    (74)


Notes:

  bp - Change is measured as difference in basis points
  ** - Balance sheet amounts used in calculations are based on period end balances

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